EXHIBIT 10(d)

Schedule of Executive Officers who are Parties
to the Amended and Restated Severance Agreements in the Forms Filed as
Exhibit 10(e) to the Company's Annual Report on Form 10-K
For the Fiscal Year Ended December 31, 2010

Form A of Severance Agreement

Christopher M. Connor
John G. Morikis
Sean P. Hennessy

Form B of Severance Agreement

Robert J. Davisson
George E. Heath
Thomas E. Hopkins
Timothy A. Knight
Steven J. Oberfeld
Robert J. Wells

Form C of Severance Pay Agreement

Catherine M. Kilbane
Allen J. Mistysyn